Exhibit 10.23

Amendment No. 16

to

Technical Services Agreement

This Amendment no. 16 (“Amendment”) to the Inventory Support & Services Agreement Between Delta Air Lines, Inc. (“Delta”) and MN Airlines, LLC d/b/a Sun Country Airlines (“Sun Country”) dated October 8, 2003, (the “Agreement”), shall be effective as of the 20th day of March, 2015 (“Effective Date”).

WHEREAS, the parties have entered into the Agreement for the provision of certain maintenance services to Sun Country; and

WHEREAS, the parties wish to amend the Agreement to allow for changes in aircraft that are covered by this Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.     All capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

2.     The Agreement is hereby amended to update the list of aircraft tail numbers to be included and covered under the Agreement effective as of the 1st day of January, 2015;

Registration	Model	Serial Nbr.	Variable	Mfg. Date	Engine Type
N710SY	B 737-7	S/N 30241	YB109	Dec. 2001	CFM56-7
N711SY	B 737-7	S/N 30245	YB110	Jan. 2002	CFM56-7
N712SY	B 737-7	S/N 28219	YA321	Jan. 1999	CFM56-7
N713SY	B 737-7	S/N 30635	YA323	Nov. 2000	CFM56-7
N714SY	B 737-7	S/N 33786	YB854	Nov. 2003	CFM56-7
N715SY	B 737-7	S/N 33787	YB856	Dec. 2003	CFM56-7
N716SY	B 737-7	S/N 30629	YA356	Nov. 2001	CFM56-7
N801SY	B 737-8	S/N 30332	YC152	Feb. 2001	CFM56-7
N804SY	B 737-8	S/N 30689	YC155	Aug. 2001	CFM56-7
N805SY	B 737-8	S/N 30032	YC156	Nov. 2001	CFM56-7
N808SY	B 737-8	S/N 33021	YJ936	Mar. 2005	CFM56-7
N809SY	B 737-8	S/N 30683	YK132	Mar. 2005	CFM56-7
N813SY	B 737-8	S/N 28237	YC104	Feb. 2001	CFM56-7
N814SY	B 737-8	S/N 30620	YD251	Oct. 2001	CFM56-7
N815SY	B 737-8	S/N 30623	YD253	Oct. 2001	CFM56-7
N816SY	B 737-8	S/N 30637	YC113	Mar. 2001	CFM56-7
N817SY	B 737-8	S/N 30392	YC082	Apr. 2007	CFM56-7
N818SY	B 737-8	S/N 29646	YJ976	Jun. 2007	CFM56-7
N819SY	B 737-8	S/N 34254	YJ005	Mar. 2006	CFM56-7
N820SY	B 737-8	S/N 39951	YS456	Nov. 2014	CFM56-7
N821SY	B 737-8	S/N 39952	YS457	Dec. 2014	CFM56-7

4.     Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives on the date first written above.

MN Airlines, LLC		DELTA AIR LINES, INC.
d/b/a Sun Country Airlines

By:	/s/ Craig Hirman 3/20/2015	By:	/s/ Jack Arehart
Name:	Craig Hirman	Name:	Jack Arehart
Title:	Sr. Director – Aircraft Maintenance & Engineering	Title:	President – MRO Services